SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2003

VINTAGE PETROLEUM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10578	73-1182669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Seventh Street, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (918) 592-0101

Not applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

99    Press release dated August 6, 2003, issued by the Registrant.

Item 12.    Results of Operations and Financial Condition.

On August 6, 2003, the Registrant issued a press release announcing second quarter 2003 earnings results and updating 2003 targets. A copy of the press release is attached as an exhibit to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINTAGE PETROLEUM, INC.

Date: August 7, 2003	By:	/s/ Michael F. Meimerstorf
Michael F. Meimerstorf Vice President and Controller

Exhibit Index

Exhibit Number	Description

99	Press release dated August 6, 2003, issued by the Registrant.